Exhibit 10.50

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:
Sheppard, Mullin, Richter & Hampton LLP 650 Town Center Drive, 4th Floor Costa Mesa, California 92626 Attention: David E. Hengstler, Esquire
APN: 08-36-376-030, 08-36-376-031, 08-36-328-029	THIS SPACE ABOVE FOR RECORDER’S USE
ADDITIONAL ADVANCE AND MODIFICATION AGREEMENT
(Short Form - 155 North)
This ADDITIONAL ADVANCE AND MODIFICATION AGREEMENT (Short Form - 155 North) (this "Agreement") is dated as of June 1, 2012, by and among KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company, KBSIII LAS CIMAS IV, LLC, a Delaware limited liability company, and KBSIII 1550 WEST MCEWEN DRIVE, LLC, a Delaware limited liability company (individually and collectively, "Original Borrower"), KBSIII 155 NORTH 400 WEST, LLC, a Delaware limited liability company ("Additional Borrower" and with Original Borrower, individually or collectively as the context may require, "Borrower" or "Borrowers"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as administrative agent ("Agent") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender (collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the "Lenders"). This Agreement is made with reference to the following facts:
RECITALS
A.    Under a Loan Agreement dated as of April 30, 2012, as amended by the Assumption and Joinder Agreement described below (as amended, the "Loan Agreement"), Lenders agreed to make a loan to Original Borrower (the "Original Loan"), a portion of which is revolving, in the original principal amount of One Hundred Million and No/100 Dollars ($100,000,000.00), and pursuant to this Agreement and the Long Form Agreement (defined below), the Principal Balance of the Original Loan is being increased to One Hundred Eight Million and No/100 Dollars ($108,000,000.00) as more fully set forth herein (as amended, the "Loan").
B.    The Original Loan is evidenced by one or more Promissory Notes (Revolving Loan) in the aggregate stated principal amount of $100,000,000.00, executed or joined by Borrower to the order of one or more Lenders (collectively, as the same have been and may in the future be amended, the "Note"). The Note is secured by, among other things, that certain Deed of Trust (With Assignment of Leases and Rents, Security Agreement and Fixture Filing), executed by KBSIII 155 North 400 West, LLC, a Delaware limited liability company, as trustor, to Landmark Title Company, as trustee, for the benefit of Agent, as beneficiary, and encumbering certain real and personal property located in Salt Lake County, Utah as more particularly described in Exhibit A attached hereto, and recorded on May 9, 2012 in the Official

Records of Salt Lake County, Utah as Book 10016, Pages 1031 through 1072, Instrument No. 11387975 (the "155 North Deed of Trust").
C.    Subsequently, Original Borrower, Additional Borrower, Agent and Lenders entered into that certain Assumption and Joinder Agreement dated as of May 9, 2012 (the "Assumption and Joinder Agreement"), which, among other things, added Additional Borrower as a "Borrower" under the Note and the other Loan Documents and added the 155 North Property (as defined in the Long Form Agreement defined below), as an Additional Property under the Loan.
D.    Concurrently with the execution of this Agreement, Borrowers, Agent and Lenders are entering into that certain Additional Advance and Modification Agreement (Long Form) of even date herewith (the "Long Form Agreement"). Subject to the terms and conditions contained in the Long Form Agreement, Borrowers, Agent and Lenders have agreed to modify the Loan Agreement and the other Loan Documents to, among other things, provide for the extension of the Additional Advance (as defined below) to Borrowers and, in connection therewith, to increase the amount of the Loan.
E.    As used herein, the term "Loan Documents" shall mean the Loan Agreement, the Note, the Deeds of Trust (as defined in the Long Form Agreement, which include, without limitation, the 155 North Deed of Trust), the Guaranty, the Environmental Indemnity, the Assumption and Joinder Agreement and the other "Loan Documents" as such term is defined in the Loan Agreement, as any or all of them may have been amended to date. This Agreement and the Long Form Agreement also shall constitute Loan Documents. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreement and conditions set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.The recitals set forth above are incorporated herein by this reference.
2.The Long Form Agreement is incorporated in this Agreement by reference, as though set forth in full herein. Among other things, the Long Form Agreement increases the amount of the Loan and makes certain other changes, as more fully set forth therein.
3.On and subject to the terms and conditions of the Long Form Agreement, Agent and Lenders have agreed to extend to Borrower an additional advance in the amount of $8,000,000.00 (the "Additional Advance") as more particularly described in the Long Form Agreement and, in connection therewith, to increase the Principal Balance of the Loan from $100,000,000.00 to $108,000,000.00 (the "Increased Committed Amount"), which shall be evidenced by the Note, as amended hereby and by the Long Form Agreement.
4.The Loan Documents are hereby amended as follows:

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(a)In addition to all other indebtedness and obligations secured thereby, the Deeds of Trust are amended to secure the payment and performance of the Additional Advance and the Increased Committed Amount and all present and future (a)indebtedness and obligations of Borrowers under (i) the Loan Agreement (as amended), (ii) the Note (as amended), (iii) the Long Form Agreement, (iv) this Agreement, (v) any Swap Contracts, (vi) the other Loan Documents, except those Loan Documents that are specifically stated to be unsecured, and (vii) any and all amendments, modifications, renewals and/or extensions of the Loan Agreement, the Note, the Long Form Agreement, this Agreement, any Swap Contracts and/or the other Loan Documents, except those Loan Documents that are specifically stated to be unsecured, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. For purposes of clarification and without limiting the foregoing, the Deeds of Trust shall not secure the Environmental Indemnity, the Guaranty, or any other Loan Document that is expressly stated to be unsecured.
(b)All references in any of the Deeds of Trust or the Note and all other references in the Loan Documents to (i) "One Hundred Million", "$100,000,000" or other similar references are hereby replaced with "One Hundred Eight Million" and "$108,000,000", respectively, and (ii) to the "Note" or "Notes" shall mean the Note as amended hereby and by the Long Form Agreement.
(c)All references in any of the Deeds of Trust or the Note and all other references in the Loan Documents to the "Loan" shall mean the Loan, as amended hereby and by the Long Form Agreement.
(d)The Additional Advance shall be disbursed in accordance with the terms and conditions for disbursements set forth in the Long Form Agreement.
5.Each of the Borrowers acknowledges, agrees and reaffirms that the Deeds of Trust secure, in addition to all other indebtedness and obligations stated or specified therein to be secured thereby, (i) all indebtedness and obligations owing under the Loan Agreement, as previously amended and as amended by this Agreement and the Long Form Agreement (and as the same may hereafter be further amended or modified from time to time), (ii) all indebtedness and obligations owing under the Note (as amended hereby and as the same may hereafter be further amended or modified from time to time), (iii) all indebtedness and obligations owing under or in connection with any and all Swap Contracts between Agent or any Lender (or their respective Affiliates and/or successors (to the extent such Swap Contract was executed in connection with the Loan)) and any one or more Borrowers (or their Affiliates (to the extent such Swap Contract was executed in connection with the Loan)), (iv) all obligations owing under each of the Deeds of Trust, and (v) all obligations owing under the other Loan Documents, except those Loan Documents that are specifically stated to be unsecured.
6.This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah without resort to choice of law principles.
7.This Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages and notarial pages may be assembled into one original document to be recorded.

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[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

"Agent":
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By: /s/ Adrian B. Montero
Name: Adrian B. Montero
Title: Senior Vice President

"Borrowers":

KBSIII DOMAIN GATEWAY, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBSIII LAS CIMAS IV, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION II, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBSIII 1550 WEST MCEWEN DRIVE, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION IV, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

KBSIII 155 NORTH 400 WEST, LLC,
a Delaware limited liability company

By:	KBSIII REIT ACQUISITION V, LLC,
a Delaware limited liability company,
its sole member

By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member

By:	KBS REAL ESTATE INVESTMENT TRUST III,
INC., a Maryland corporation,
its general partner

By:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

ACKNOWLEDGMENT

STATE OF CALIFORNIA )
)
COUNTY OF ORANGE )

On JUNE 1, 2012, before me, KAYO FUJIOKA YOSHIKAWA, a Notary Public, personally appeared ADRIAN MONTERO who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

KAYO FUJIOKA YOSHIKAWA
Commission # 1898616
Notary Public - California
Orange County
My Comm. Expires Aug 7, 2014

Signature ______________________

STATE OF CALIFORNIA )
)
COUNTY OF ____________ )

On ____________________, before me, ____________________, a Notary Public, personally appeared ____________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature ______________________

W02-WEST:3RAT1\405273281 ACKNOWLEDGMENT

ACKNOWLEDGMENT

State of California
County of Orange)

On May 31st 2012 before me, Teresa Fakalata, Notary Public
(insert name and title of the officer)

personally appeared David E. Snyder,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

TERESA FAKALATA
Commission # 1876927
Notary Public - California
Orange County
My Comm. Expires Jan 15, 2014

Signature [signature] (Seal)

ACKNOWLEDGMENT

State of California
County of Orange)

On May 31st 2012 before me, Teresa Fakalata, Notary Public
(insert name and title of the officer)

personally appeared David E. Snyder,
who proved to me on the basis of satisfactory evidence to ~~be~~ the person(~~s~~) whose name(~~s~~) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(~~s~~) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

TERESA FAKALATA
Commission # 1876927
Notary Public - California
Orange County
My Comm. Expires Jan 15, 2014

WITNESS my hand and official seal.

Signature [signature] **(Seal)**

ACKNOWLEDGMENT

State of California
County of Orange)

On May 31st 2012 before me, Teresa Fakalata, Notary Public
(insert name and title of the officer)

personally appeared David E. Snyder,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

TERESA FAKALATA
Commission # 1876927
Notary Public - California
Orange County
My Comm. Expires Jan 15, 2014

Signature [signature] (Seal)

ACKNOWLEDGMENT

State of California
County of Orange)

On May 31st 2012 before me, Teresa Fakalata, Notary Public
(insert name and title of the officer)

personally appeared David E. Snyder,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(ies), and that by his/~~her/their~~ signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

TERESA FAKALATA
Commission # 1876927
Notary Public - California
Orange County
My Comm. Expires Jan 15, 2014

Signature [signature] (Seal)

EXHIBIT A

LEGAL DESCRIPTION
That certain real property located in the County of Salt Lake, State of Utah and more particularly described as follows:
PARCEL 1:
Beginning at the Northeast Corner of Lot 8, Block 98, Plat "A", Salt Lake City Survey said point being South 0°00'59" East 67.88 feet and South 89°58'53" West 67.00 feet from a street monument found at the intersection of 400 West and 200 North, and running; thence South 0°04'10" West 660.00 feet along the west line of said 400 West and being the east line of Block 98 to the Southeast Corner of Lot 1, Block 98, Plat "A", Salt Lake City Survey; thence South 89°58'54" West 165.00 feet along the north line of North Temple and being the south line of Block 98 to the Southwest Corner of said Lot 1; thence North 0°04'10" East 0.50 feet along the west line of said Lot 1; thence North 89°53'56" West 110.23 feet; thence North 88°00'00" West 4.57 feet; thence North 0°00'27" West 483.92 feet; thence Northwesterly 69.60 feet along the arc of a 645.28 foot radius curve to the left (center bears South 89°59'33" West and the long chord bears North 3°05'51" West 69.57 feet with a central angle of 6°10'48"); thence North 6°11'15" West 50.04 feet; thence Northwesterly 56.17 feet along the arc of 1098.72 foot radius curve to the right (center bears North 83°48'45" East and the long chord bears North 4°43'23" West 56.16 feet with a central angle of 2°55'45") to the north line of said Block 98; thence North 89°58'53" East (North 89°58'54" East, Deed) 294.43 feet along the north line of said Block 98 and to and along the south line of 200 North Street to the point of beginning.
[The foregoing being the boundary description of the 1-lot Salt Lake Hardware Minor Subdivision, according to that certain Notice Of Amended Minor Subdivision Approval For Salt Lake Hardware Minor Subdivision recorded December 21, 2011 as Entry No. 11300852, in Book 9976, at Page 2542 of the Official Records of the Salt Lake County Recorder.]
EXCEPTING THEREFROM, all the minerals and all mineral rights as conveyed to UNION PACIFIC LAND RESOURCES CORPORATION, a corporation of the State of Nebraska, in that certain Mineral Deed dated April 1, 1971 and recorded October 3, 1996 as Entry No. 6472020, in Book 7504, at Page 1156 of the Official Records.
(Continued)

EXHIBIT A

PARCEL 2:
BEGINNING at a point which is South 89°59'06" West 66.00 feet from the Southwest corner of Block 98, Plat "A", Salt Lake City Survey, and running thence North 00°04'22" East parallel to and 66.00 feet Westerly distant of the West line of said Block 98, 660.34 feet to a point South 89°59'27" West 66.00 feet from the Northwest corner of said Block 98; thence North 89°59'27" East along the North line of said Block 98, 431.72 feet to a point on a 1098.72 foot radius curve to the left, the radius point of which bears North 86°44'52" East; thence Southeasterly along the arc of said curve 56.23 feet to a point of tangency; thence South 06°11'03" East 50.06 feet to a point of a 645.28 foot radius curve to the right; thence Southeasterly along the arc of said curve 69.60 feet to a point of tangency; thence South 00°00'15" East 485.03 feet, more or less, to a point on the South line of said Block 98; thence South 89°59'06" West along said South line 446.36 feet, more or less, to the point of BEGINNING.
EXCEPTING THEREFROM the following described parcel of land conveyed to UTAH TRANSIT AUTHORITY in that certain Warranty Deed recorded May 16, 2006 as Entry No. 9725435, in Book 9294, at Page 9879 of the Official Records of the Salt Lake County Recorder, to-wit:
A PARCEL OF LAND IN FEE FOR THE "WEBER COUNTY TO SALT LAKE COMMUTER RAIL", A UTAH TRANSIT AUTHORITY PROJECT SITUATE IN BLOCK 98, PLAT A, SALT LAKE CITY SURVEY, AND IN THE VACATED PORTION OF THE ADJACENT 500 WEST STREET AND DESCRIBED AS FOLLOWS: Beginning at the Southwest corner of said Block 98; thence South 89°59'34" West 16.98 feet; thence North 00°00'01" West 312.75 feet; thence North 00°39'36" East 38.56 feet; thence North 00°00'28" West 308.92 feet; thence North 89°59'33" East 17.52 feet to the Northwest corner of said Block 98; thence North 89°59'33" East 59.60 feet along the North line of said Block 98; thence South 00°04'20" East 660.23 feet to the South line of said Block 98; thence South 89°59'34" West 61.38 feet along said South line to the point of beginning.
FURTHER EXCEPTING THEREFROM any portion lying West of the westerly line of the parcel of land described in the aforementioned Warranty Deed Entry No. 9725435.
AND
(Continued)

EXHIBIT A

[CONTINUATION OF PARCEL 2]
FURTHER EXCEPTING THEREFROM the following described parcel of land conveyed to SALT LAKE CITY CORPORATION, a municipal corporation of the State of Utah, in that certain Quit Claim Deed recorded October 27, 2010 as Entry No. 11061707, in Book 9872, at Page 6349 of the Official Records of the Salt Lake County Recorder, to-wit:
A parcel of land in fee, being part of two (2) entire tracts of property situate in Lots 2, 3, and 4, Block 98, Salt Lake City Survey, Plat "A", situate in the East 1/2 of the Southwest 1/4 of Section 36, Township 1 North, Range 1 West, SLB&M, State of Utah, incident to the construction of the "Airport Light Rail Transit Project", a Utah Transit Authority project, known as "ALRT", and described as follows: Beginning at a Southwest corner of said entire tract, which point is 61.37 feet North 89°58'54" East from the Southwest corner of said Block 98; and running thence North 00°04'20" West 15.25 feet along the westerly boundary line of said entire tract, thence East 32.04 feet; thence South 00°01'46" West 7.51 feet; thence North 89°59'22" East 93.01 feet; thence South 88°00'00" East 198.50 feet; thence South 89°53'56" East 110.23 feet to the easterly line of said Lot 2; thence South 00°04'10" West 0.50 feet along said easterly Lot line to the southerly boundary line of said entire tracts; thence South 89°58'54" West 433.63 feet along said southerly boundary line to the point of beginning.
AND
FURTHER EXCEPTING THEREFROM all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.
(Continued)

EXHIBIT A

[CONTINUATION OF PARCEL 2]
Said PARCEL 2 being also described by the following "AS-SURVEYED PARCEL 2" description as set forth on that certain ALTA/ACSM LAND TITLE SURVEY prepared by ENSIGN ENGINEERING under Project No. 5176/5176B having a latest certificate date of May 7, 2012, to-wit:
AS-SURVEYED PARCEL 2
Beginning at a point on the east line of property conveyed to the Utah Transit Authority by Warranty Deed, recorded May 16, 2006 as Entry No. 9725435 in Book 9294 at Page 9879, of the Official Records of the Salt Lake County Recorder, said point being North 89°58'54" East 61.38 feet and North 00°04'20" West 15.25 feet from the Southwest Corner, Block 98, Plat "A" Salt Lake City Survey and running thence North 00°04'20" West 644.75 feet along the east line of said Utah Transit Authority property to the north line of Block 98, Plat "A", Salt Lake City Survey; thence North 89°58'53" East 305.83 feet along the north line of said Block 98; thence southeasterly 56.17 feet along the arc of a 1,098.72 feet radius curve to the left (center bears North 86°44'30" East and the chord bears South 04°43'23" East 56.16 feet with a central angle of 02°55'45"); thence South 06°11'15" East 50.04 feet; thence southeasterly 69.60 feet along the arc of a 645.28 feet radius curve to the right (center bears South 83°48'45" West and the chord bears South 03°05'51" East 69.57 feet with a central angle of 06°10'48"); thence South 00°00'27" East 483.92 feet to the north line of property conveyed to Salt Lake City Corporation by Quit Claim Deed, recorded October 27, 2010 as Entry No. 11061707, in Book 9872, at Page 6349 of the official Records of the Salt Lake County Recorder; thence North 88°00'00" West 193.94 feet along the north line of said Salt Lake City Corporation property; thence South 89°59'22" West 93.01 feet along the north line of said Salt Lake City Corporation property; thence North 00°01'46" East 7.51 feet along the north line of said Salt Lake City Corporation property; thence West 32.04 feet along the north line of said Salt Lake City Corporation property to the point of beginning.
EXCEPTING FROM SAID AS-SURVEYED DESCRIPTION all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.

(Continued)

EXHIBIT A

PARCEL 3:
A non-exclusive easement, appurtenant to PARCELS 1 and 2 described herein, solely for the purposes of (a) the construction, repair and maintenance of a roadway and related improvements for vehicular and pedestrian ingress and egress, and (b) ingress, egress and access by vehicles and pedestrians to and from said PARCELS 1 and 2, as defined, described and created pursuant to that certain Declaration And Grant Of Access Easement recorded May 9, 2012 as Entry No. 11387974, in Book 10016, at Page 1021 of the Official Records of the Salt Lake County Recorder, on, over and across the following described property, to wit:
COMMENCING at the Southwest corner of Block 101, Plat "A" , Salt Lake City Survey; thence running East along the North line of 200 North Street 402.5 feet; thence South 34°51'23" East 161.85 feet to a point on the south line of 200 North Street said point being 165 feet West of the Northeast corner of Block 98 , Plat "A", Salt Lake City Survey; thence West along the south line of 200 North Street 495 feet to the northwest corner of said Block 98; thence North 131.86 feet, more or less, to the point of BEGINNING.
EXCEPTING FROM SAID PARCEL 3 any portion thereof lying WEST of the EASTERLY line of the following described parcel of land conveyed to the UTAH TRANSIT AUTHORITY in that certain Warranty Deed recorded May 16, 2006 as Entry No. 9725432, in Book 9294, at Page 9873 of the Official Records of the Salt Lake County Recorder, to-wit:
A PARCEL OF LAND IN FEE FOR THE "WEBER COUNTY TO SALT LAKE COMMUTER RAIL" A UTAH TRANSIT AUTHORITY PROJECT AND DESCRIBED AS FOLLOWS: Beginning at the Northwest corner of Block 98, Plat A, Salt Lake City Survey; thence North 00°06'33" West 131.92 feet to the Southwest corner of Block 101, Plat A,, Salt Lake City Survey; thence North 89°54' 48" East 59.82 feet along the South line of said Block 101; thence South 00°00' 53" East 132.00 feet to the North line of said Block 98; thence South 89°59' 33" West 59.60 feet along said North line to the point of beginning.
FURTHER EXCEPTING FROM SAID PARCEL 3 all the minerals and mineral rights reserved by UNION PACIFIC RAILROAD COMPANY, a Delaware corporation, in that certain Special Warranty Deed recorded December 24, 1998 as Entry No. 7202238, in Book 8208, at Page 2578 of the Official Records of the Salt Lake County Recorder, wherein GATEWAY ASSOCIATES, LTD., a Utah limited partnership, is the Grantee.

EXHIBIT A